SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

March 20, 2009

NEAH POWER SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806

(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

22118 20th Ave. SE, Suite 142
 Bothell, Washington 98021

(Address of principal executive offices) (Zip Code)

(425) 424-3324

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

The Registrant (“Neah Power”) issued 32,800,000 shares of its common stock to Summit Trading, Ltd. as a replacement of 25,000,000 free trading shares of Neah Power common stock transferred by Summit Trading to Agile Opportunity Fund in connection with financing provided by Agile Opportunity Fund to Neah Power and 7,800,000 free trading shares of Neah Power common stock transferred by Summit Trading to Gibraltar Global Securities, Inc. in connection with public relations services provided by Gibraltar Global Securities to Neah Power Systems..   The issuance of the securities was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act of 1933, as amended. Summit Trading, Ltd  was aware that it would receive restricted securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Gerard C. D’Couto
Gerard C. D’Couto
Chief Executive Officer

Date: March 26, 2009